Exhibit 99(a)
          SUPPLEMENTAL SECOND AMENDMENT TO ACCOMMODATION AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT (this “Amendment”) dated as of April 3, 2009, and effective as of the Effective Date (as hereinafter defined), among DELPHI CORPORATION, a Delaware corporation (the “Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and the subsidiaries of the Borrower signatory hereto (each a “Guarantor” and collectively the “Guarantors”), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
WITNESSETH:
     WHEREAS, the Borrower, the Guarantors, the Lenders (or in the case of the Accommodation Agreement, certain Lenders), the Administrative Agent and Citicorp USA, Inc., as Syndication Agent, are parties to (a) that certain Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of May 9, 2008 (as the same has been and may be further amended, modified or supplemented from time to time, the “Credit Agreement”) and (b) that certain Accommodation Agreement, dated as of December 12, 2008 (as the same has been amended on January 30, 2009 pursuant to the First Amendment thereto and on February 24, 2009 pursuant to the Supplemental Amendment thereto, and may be further amended, modified or supplemented from time to time, the “Accommodation Agreement”); unless otherwise specifically defined herein, each term used herein that is defined in the Accommodation Agreement has the meaning assigned to such term in the Accommodation Agreement;
     WHEREAS, in recognition of the United States Treasury’s desire for additional time to agree upon a timetable by which it will review and consider the Borrower’s position in the automotive sector and various alternatives with respect to the Borrower’s emergence from chapter 11, the Borrower and the Guarantors desire to modify the Accommodation Agreement as provided herein;
     WHEREAS, the Borrower, the Guarantors and certain Participant Lenders entered into the Second Amendment to the Accommodation Agreement (the “Second Amendment”), effective as of March 31, 2009;
     WHEREAS, on April 2, 2009, the Bankruptcy Court approved the Second Amendment, subject to certain further modifications to the terms set forth in the Second Amendment, and subject to requisite approval from the Lenders of such modifications;
     WHEREAS, the Required First Priority Participant Lenders and the Required Total Participant Lenders have agreed, subject to the terms and conditions hereinafter set forth, to modify the Accommodation Agreement (including to modify the terms of the Second Amendment to reflect the modifications approved by the Bankruptcy Court on April 2, 2009) in response to the Borrower’s request as set forth below;
     WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to modify the Credit Agreement in response to the Borrower’s request as set forth below;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
     1. Amendments to Accommodation Agreement. The Accommodation Agreement is hereby amended as follows:
     (a) Section 1(b) of the Accommodation Agreement is hereby amended by adding the following definitions in alphabetical order to said Section 1(b):
     “Excess Cash Amount” shall mean, at any time, the amount of Borrowing Base Cash Collateral that the Borrower would otherwise be permitted to withdraw at such time from the Borrowing Base Cash Collateral Accounts pursuant to Section 3(e)(iii) without giving effect to clause (3) thereof.
     “GM Transaction Termsheet” shall mean a detailed term sheet setting forth the terms of a global resolution of matters relating to GM’s contribution to the resolution of the Borrower’s Chapter 11 Cases, including, without limitation, all material transactions between the Borrower and GM relevant to such resolution.
     “GM Transaction Termsheet Condition” shall be satisfied, if and only if, on or prior to April 17, 2009, the Borrower shall have (i) delivered to the Administrative Agent a GM Transaction Termsheet and (ii) certified in writing that such GM Transaction Termsheet has been agreed to among the Borrower, GM and the United States Treasury.
     “Minimum Borrowing Base Cash Collateral Account Balance” shall mean $160,000,000 through and including April 18, 2009 and $140,000,000 from and after April 19, 2009; provided that the Minimum Borrowing Base Cash Collateral Account Balance shall mean $47,000,000 from and after the date, if any, on which the Required First Priority Participant Lenders and the Required Total Participant Lenders shall have delivered to the Borrower a Satisfactory Termsheet Notice.
     “OPEB Settlement Agreement” shall mean the agreement entered into among the Borrower, the Guarantors, the Delphi Salaried Retirees’ Association (the “Association”), and the Committee of Eligible Salaried Retirees (the “Retirees’ Committee”) resolving the Association’s and the Retirees’ Committee’s appeals of the Provisional Salaried OPEB Termination Order (Docket No. 16380) and the Final OPEB Termination Order (Docket No. 16448).

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     “Satisfactory Termsheet Notice” shall mean one or more notifications from the Required First Priority Participant Lenders and the Required Total Participant Lenders (or a notification from the Administrative Agent on behalf of the Required First Priority Participant Lenders and the Required Total Participant Lenders) to the Borrower within three (3) Business Days after satisfaction of the GM Transaction Termsheet Condition that the GM Transaction Termsheet is satisfactory.
     “Supplemental Second Amendment to the Accommodation Agreement” shall mean the Supplemental Second Amendment to the Accommodation Agreement, dated as of April 3, 2009.
     (b) Section 1(b) of the Accommodation Agreement is hereby further amended by (x) deleting the word “or” at the end of clause (ii) of the definition of “Accommodation Default”, (y) replacing the period at the end of clause (iii) of such definition with “;” and (z) adding clauses (iv) through (v) to such definition to read as follows:
     “(iv) the Administrative Agent shall have notified the Borrower in writing, within 10 Business Days after the filing with the Bankruptcy Court of a new Reorganization Plan or modifications to the Existing Reorganization Plan, that such new Reorganization Plan or modifications to the Existing Reorganization Plan is not satisfactory to the Required Lenders or the Required Total Participant Lenders; or
     (v) the Borrower shall have (x) proceeded with the hearing before the Bankruptcy Court on the Borrower’s Motion for Order Under 11 U.S.C. § 363 and Fed. R. Bankr. P. 6004 Authorizing and Approving Option Exercise Agreement with General Motors Corporation (Docket #16410) or (y) sold the steering business of the Global Entities, in either case without the prior written consent of the Required First Priority Participant Lenders and the Required Total Participant Lenders.”
     (c) The definition of “Accommodation Period” in Section 1(b) of the Accommodation Agreement is hereby amended by (w) deleting the proviso to clause (i), (x) deleting “and” at the end of clause (iii), (y) renumbering clause (iv) as clause (v) and (z) inserting the following clause (iv) after clause (iii):
     “(iv) April 25, 2009, unless the Required First Priority Participant Lenders and the Required Total Participant Lenders shall have delivered to the Borrower a Satisfactory Termsheet Notification on or prior to April 24, 2009; and”
     (d) Section 1(b) of the Accommodation Agreement is hereby further amended by deleting clause (ii) of the definition of “Borrower Liquidity Availability” and replacing it with the following: “(ii) the Excess Cash Amount at such time”.

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     (e) Section 1(b) of the Accommodation Agreement is hereby further amended by deleting the definition of “GM-Delphi Agreement Amendment Second Condition”.
     (f) The definition of “Minimum Liquidity Amount” in Section 1(b) of the Accommodation Agreement is hereby amended and restated in its entirety to read as follows:
     ““Minimum Liquidity Amount” shall mean $25,000,000.”
     (g) Section 1(b) of the Accommodation Agreement is hereby further amended by inserting the following proviso at the end of the definition of “Satisfactory Reorganization Plan”:
“; provided that, in no event shall a Reorganization Plan or modifications to the Existing Reorganization Plan become a Satisfactory Reorganization Plan until such ten (10) Business Day Period shall have expired without such a notification having been delivered”.
     (h) Section 2(b) of the Accommodation Agreement is hereby amended by replacing both references to “Accommodation Agreement” in the second sentence with “Accommodation Period”.
     (i) Section 3(e)(ii) of the Accommodation Agreement is hereby amended by adding at the end of the last sentence the following: “and the Required Total Participant Lenders”.
     (j) Section 3(e)(iii) of the Accommodation Agreement is hereby amended by (x) inserting, after the phrase “other than a Specified Default” in clause (2) of the first proviso, the following: “during the Accommodation Period”, (y) replacing “and” with “,” immediately prior to “(2)” and (z) adding, immediately prior to “and provided, further”, the following: “and (3)(x) there shall be not less than the Minimum Borrowing Base Cash Collateral Account Balance remaining in the Borrowing Base Cash Collateral Accounts and (y) the Borrower shall have certified in writing to the Administrative Agent that funds are not otherwise available to pay current ordinary course of business operating expenses of the Borrower and its Subsidiaries (and for purposes hereof payments pursuant to the OPEB Settlement Agreement up to $10,000,000 in the aggregate for all such payments are deemed to be current ordinary course of business operating expenses)”.
     (k) Section 3(e)(iv) of the Accommodation Agreement is hereby amended by (x) deleting the entire Section 3(e)(iv)(A), (y) deleting “and (B)” (for the avoidance of doubt not deleting the text following “and (B)”), and (z) inserting, after the phrase “other than a Specified Default” in clause (2), the following: “during the Accommodation Period”.
     (l) Section 3(e) is hereby amended by adding subsection (v) as follows:

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“For the avoidance of doubt, the provisions of Sections 3(e)(iii) and (iv) and this Section 3(e)(v) shall continue to apply notwithstanding the termination of the Accommodation Period (and such sections shall not be amended, supplemented, waived or otherwise modified without the consent of the Required First Priority Participant Lenders and the Required Total Participant Lenders), and the Borrower shall not have access to the amounts on deposit in the Borrowing Base Cash Collateral Accounts and the Incremental Borrowing Base Cash Collateral Accounts except as provided in Sections 3(e)(iii) and (iv).”
     (m) Section 3(m) of the Accommodation Agreement is hereby amended by amending and restating such subsection in its entirety to read as follows:
“The Borrower shall apply the aggregate amount held in all Incremental Borrowing Base Cash Collateral Accounts to the repayment of Obligations in accordance with Section 2.19(b) of the Credit Agreement:
(i) on April 20, 2009 unless, on or prior to April 17, 2009, the GM Transaction Termsheet Condition shall be satisfied, or
(ii) if such amount has not been previously applied to the repayment of Obligations pursuant to this Section 3(m), within one Business Day after the occurrence of the Automatic Accommodation Termination Default set forth in paragraph 5 of Schedule I hereof, or
(iii) if such amount has not been previously applied to the repayment of Obligations pursuant to this Section 3(m), within one Business Day after the Administrative Agent shall have notified the Borrower in writing, within 10 Business Days after the filing with the Bankruptcy Court of a new Reorganization Plan or modifications to the Existing Reorganization Plan, that such new Reorganization Plan or modifications to the Existing Reorganization Plan is not satisfactory to the Required Lenders or the Required Total Participant Lenders.”
     (n) Section 3(n)(i) of the Accommodation Agreement is hereby amended by deleting the phrase “with third parties in connection with the formulation of the Borrower’s emergence capital structure” and replacing it with the following: “between the Borrower and/or its advisors with third parties in connection with the Borrower’s emergence from Chapter 11 and/or material transactions or arrangements between the Borrower and GM and/or the Borrower and the United States Treasury”.
     (o) Schedule I of the Accommodation Agreement is hereby amended by adding the following paragraphs:

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“4. The GM Transaction Termsheet Condition shall have failed to be satisfied on or prior to April 17, 2009.
5. The Required First Priority Participant Lenders or the Required Total Participant Lenders (or the Administrative Agent on behalf of the Required First Priority Participant Lenders or the Required Total Participant Lenders) shall have either (i) notified the Borrower within three (3) Business Days after delivery of the GM Transaction Termsheet that the GM Transaction Termsheet is not satisfactory or (ii) failed to deliver to the Borrower a Satisfactory Termsheet Notice within three (3) Business Days after delivery of the GM Transaction Termsheet.”
     (p) The second sentence of Section 3(g) of the Accommodation Agreement is hereby amended by inserting “in respect of interest accrued on or after April 1, 2009” immediately after “Tranche C Lenders”.
      2. Amendments to the Credit Agreement.
     (a) The parties hereto hereby agree that upon their execution and delivery of this Amendment and subject to the other terms and conditions set forth herein, including the terms and conditions set forth in Section 4 hereof with respect to the effectiveness of this Amendment, (i) the Credit Agreement shall be amended as set forth herein and shall be binding upon all parties thereto, subject to the terms hereof and (ii) each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Effective Date, refer to such agreements as amended by this Amendment.
     (b) Section 2.31 of the Credit Agreement is hereby amended by (w) inserting the phrase “(a) Except as set forth in clause (b) below of this Section 2.31, the” before the first sentence, (x) inserting the phrase “Except as set forth in clause (b) below of this Section 2.31, the” before the third sentence, (y) deleting “The” in the first and third sentences, and (z) inserting the following clause (b) at the end of Section 2.31 of the Credit Agreement:
“(b) On or prior to April 6, 2009, the Borrower shall apply the aggregate amount held in all Segregated Tranche C Interest Accounts to the repayment of Obligations in accordance with Section 2.19(b). For the avoidance of doubt, such application by the Borrower shall not affect (i) the Borrower’s obligation to pay, and each Tranche C Lender’s right to receive, interest on such Tranche C Lender’s portion of the Tranche C Loans pursuant to Sections 2.08 and 2.09 hereunder (including unpaid interest accrued prior to such application), (ii) any Lender’s right under this Section 2.31 with respect to any future funds deposited into any Segregated Tranche C Interest Account after April 6, 2009 and (iii) the Borrower’s obligation to deposit funds into the Segregated

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Tranche C Interest Accounts from time to time in accordance with the provisions of the Accommodation Agreement.”
     3. Representation and Warranty. The Borrower and the Guarantors hereby represent and warrant that (i) all representations and warranties in the Accommodation Agreement, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date except to the extent such representations and warranties expressly relate to an earlier date and (ii) after giving effect to the amendment set forth in Sections 1(f) and (m) above as if such amendment had been in effect on March 24, 2009, no Event of Default (other than a Specified Default) has occurred and is continuing on the date hereof.
     4. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which each of the following shall have occurred and the Administrative Agent shall have received evidence reasonably satisfactory to it of such occurrence:
     (i) this Amendment shall have been executed by the Borrower, the Guarantors, the Required First Priority Participant Lenders, the Required Total Participant Lenders and the Required Lenders; and
     (ii) immediately prior to the effectiveness of this Amendment, but after giving effect to the amendment set forth in Sections 1(f) and (m) above as if such amendment had been in effect on March 24, 2009, no Event of Default (other than a Specified Default) shall have occurred and be continuing.
     5. Conditions Subsequent. This Amendment shall automatically be null and void and of no further force and effect on April 7, 2009 (the “First Termination Date”), unless prior to such date (I) the Bankruptcy Court shall have entered one or more orders reasonably satisfactory in form and substance to the Administrative Agent authorizing (A) this Amendment (it being understood and agreed by the parties hereto that such approval is not required for this Amendment to become effective, but will be sought by the Borrower solely for the avoidance of doubt), which authorization may be on an interim or a final basis, (B) the payment by the Borrower to the Administrative Agent of all fees referred to herein or in that certain Fee Letter (the “Fee Letter”) dated as of March 31, 2009, (C) the payment by the Borrower to any Lenders of all fees referred to in any separate side letters (the “Expense Side Letters”) and (D) the payment by the Borrower of the Amendment Fees (as defined below), and (II) the Borrower shall have paid (A) to the Administrative Agent all fees referred to herein or in the Fee Letter, (B) to each Participant Lender that has executed and delivered a signature page hereto to the Administrative Agent no later than 5:00 p.m. (New York City time) on April 3, 2009, an amendment fee in an amount equal to 25 basis points of the Tranche A Total Commitment Usage, Tranche B Loans and Tranche C Loans of each such Participant Lender as of the Effective Date (the “Amendment Fees”), (C) all invoiced expenses (including the fees and expenses of counsel to the Administrative Agent) of the Administrative Agent incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Loan Documents in accordance with Section 10.05 of the Credit Agreement and (D) all invoiced expenses of the Lenders payable pursuant to any Expense Side Letters. Furthermore, this Amendment shall automatically be null and void and of no further force and effect on April 25, 2009 (the “Second Termination Date”), unless prior to such date (i) the order

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or orders referred to in clause (I) of the immediately preceding sentence shall have been entered on a final basis (with only such changes to the interim order as are reasonably satisfactory in form and substance to the Administrative Agent), and (ii) the Borrower shall have paid (x) all invoiced expenses (including the fees and expenses of counsel to the Administrative Agent) of the Administrative Agent incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Loan Documents in accordance with Section 10.05 of the Credit Agreement and (y) all invoiced expenses of the Lenders payable pursuant to any Expense Side Letters.
     6. Release. To the fullest extent permitted by applicable law, in consideration of the Agents’ and the execution of this Amendment by the Participant Lenders that executed and delivered this Amendment (together with any such Participant Lender’s successors and assigns, the “Amendment Participant Lenders”), the Borrower and the Guarantors each, on behalf of itself and each of its successors and assigns (including, without limitation, any receiver or trustee, collectively, the “Releasors”), does hereby forever release, discharge and acquit the Agents, each Amendment Participant Lender and each of their respective parents, subsidiaries and affiliate corporations or partnerships, and their respective officers, directors, partners, trustees, shareholders, agents, attorneys and employees, and their respective successors, heirs and assigns, in the case of each of the foregoing solely in their capacities as such (collectively, the “Releasees”) of and from any and all claims, demands, liabilities, rights, responsibilities, disputes, causes of action (whether at law or equity), indebtedness and obligations (collectively, “Claims”), of every type, kind, nature, description or character, and irrespective of how, why or by reason of what facts, whether such Claims have heretofore arisen, are now existing or hereafter arise, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, are connected with or in any way relate to actions or omissions which occurred on or prior to the date hereof with respect to the Obligations, this Amendment, the Accommodation Agreement, the Credit Agreement or any other Loan Document. This Section 6 shall survive (i) the expiration or termination of the Accommodation Period, of the Accommodation Agreement and of this Amendment (including due to the occurrence of the First Termination Date or the Second Termination Date) and (ii) the termination of the Credit Agreement, the payment in full of all Obligations and the termination of all Commitments.
     7. Miscellaneous.
          (a) The Amendment Participant Lenders hereby waive any defaults (including any Automatic Accommodation Termination Defaults or Accommodation Defaults) or Events of Default that may have occurred as a result of the failure of the Borrower to (i) apply the aggregate amount held in all Incremental Borrowing Base Cash Collateral Accounts to the repayment of Obligations pursuant to Section 3(m)(i) of the Accommodation Agreement and (ii) maintain Borrower Liquidity Availability in an amount greater than the Minimum Liquidity Amount pursuant to Section 3(d) of the Accommodation Agreement, in each case as in effect immediately prior to giving effect to the amendments to the Accommodation Agreement set forth in Section 1 of this Amendment and Section 1 of the Second Amendment.
          (b) Except to the extent hereby amended, each Loan Party hereby affirms that the terms of the other Loan Documents (i) secure, and shall continue to secure, and (ii)

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guarantee, and shall continue to guarantee, in each case, the Obligations (as defined in the Credit Agreement) and acknowledges and agrees that each Loan Document is, and shall continue to be, in full force and effect and is hereby ratified and affirmed in all respects.
          (c) The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Administrative Agent and the Arrangers.
          (d) No Person other than the parties hereto and any other Lender, and, in the case of Section 6 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights (other than the rights of the Releasees under Section 6 hereof and any other Lender) are hereby expressly disclaimed.
          (e) The parties hereto hereby agree that Section 8 of the Credit Agreement shall apply to this Amendment and each other Loan Document and all actions taken or not taken by the Administrative Agent or any Lender contemplated hereby.
          (f) Nothing in this Amendment shall be deemed, asserted or construed to impair or prejudice the rights of the Administrative Agent and the Lenders to appear and be heard on any issue, or to object to any relief sought, in the Bankruptcy Court, except to the extent that such actions would constitute a breach of the Administrative Agent’s or any Participant Lender’s obligations under the Accommodation Agreement.
          (g) Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          (h) Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Amendment.
          (i) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.
          (j) THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.
          (k) EACH OF THE BORROWER, THE GUARANTORS, THE AGENTS AND EACH LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.
[SIGNATURE PAGES TO FOLLOW]

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     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER DELPHI CORPORATION
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President and Chief Financial Officer

GUARANTORS: DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Chief Financial Officer

DELPHI AUTOMOTIVE SYSTEMS RISK MANAGEMENT CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Treasurer

DELPHI FOREIGN SALES CORPORATION, a Virgin Islands corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Controller

DELPHI INTERNATIONAL HOLDINGS CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LIQUIDATION HOLDING COMPANY, a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI NY HOLDING CORPORATION, a New York corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

ASEC MANUFACTURING, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

ASEC SALES, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELCO ELECTRONICS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI AUTOMOTIVE SYSTEMS KOREA, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Executive Officer & President

DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS INTERNATIONAL, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI CONNECTION SYSTEMS, a California corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI ELECTRONICS (HOLDING) LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI INTERNATIONAL SERVICES, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Financial Officer & Treasurer

DELPHI MECHATRONIC SYSTEMS, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI SERVICES HOLDING CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

EXHAUST SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

ASPIRE, INC., a Michigan corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Vice President

DELPHI CHINA LLC, a Delaware limited liability company
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI DIESEL SYSTEMS CORP., a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI INTEGRATED SERVICE SOLUTIONS, INC., a Michigan corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Vice President

SPECIALTY ELECTRONICS, INC., a South Carolina corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

SPECIALTY ELECTRONICS INTERNATIONAL LTD., a Virgin Islands corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

PACKARD HUGHES INTERCONNECT COMPANY, a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

ENVIRONMENTAL CATALYSTS, LLC, a Delaware limited liability company
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI MEDICAL SYSTEMS COLORADO CORPORATION, a Colorado corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI MEDICAL SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI MEDICAL SYSTEMS TEXAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI TECHNOLOGIES, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Vice President and Treasurer

DREAL, INC., a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

Signature page for the Supplemental Second Amendment to the Accommodation Agreement, dated as of April 3, 2009 among Delphi Corporation and the lenders party thereto

Name of Lender:
By:
Name:
Title: